UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                              ___________________

Date of report (Date of earliest event reported)  August 29, 2008
                                                  ______________________________
                       ELECTRONIC SENSOR TECHNOLOGY, INC.
________________________________________________________________________________
             (Exact Name of the Registrant as Specified in Charter)

Nevada                                000-51859                       98-0372780
________________________________________________________________________________
(State or Other Jurisdiction         (Commission                   (IRS Employer
of Incorporation)                   File Number)             Identification No.)

1077 Business Center Circle, Newbury Park, California 91320
________________________________________________________________________________
                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code  (805) 480-1994
                                                    ____________________________
                                 Not Applicable.
________________________________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02         Departure of Directors; Election of Directors.

On August 29, 2008, the board of directors of Electronic Sensor Technology, Inc. (the "Registrant") accepted the resignation of director Rita Benoy Bushon, effective as of September 1, 2008 (the "Effective Date"). Ms. Bushon is resigning in connection with her departure from the position of Executive Director of Land & General Berhad, the parent company of a shareholder of the Registrant, L&G Resources (1994) Inc., which beneficially owns approximately 6.18% of the outstanding shares of the Registrant.

On August 29, 2008, the board of directors of the Registrant also elected Low Gay Teck as a director of the Registrant, effective as of the Effective Date, to fill the vacancy created by the departure of Ms. Bushon. Mr. Low has served as Managing Director of Land & General Berhad since January 1, 2008, after serving as a non-executive director of Land & General Berhad from October 15, 2007. Prior to joining Land & General Berhad, Mr. Low was the Managing Director of the Mayland Group from 2005-2007, after serving as a Director of the Mayland Group from 2002 and a Project Manager with the Mayland Group from 1996. Mr. Low holds a Bachelor of Civil Engineering from Footscray Institute of Technology, Australia. Mr. Low will also replace Ms. Bushon as President of L&G Resources
(1994) Inc.

Mr. Low has not been a party to or had a direct or indirect material interest in any transaction, proposed transaction or series of transactions in which the Registrant was, is to be or was to have been a party since the beginning of the Registrant's last fiscal year involving an amount in excess of $120,000 or one percent of the average of the Registrant's total assets at year-end for the last three completed fiscal years.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      ELECTRONIC SENSOR TECHNOLOGY, INC.

Date: August 29, 2008                 By: /s/ Philip Yee
                                          _______________________________
                                          Name:   Philip Yee
                                          Title:  Secretary, Treasurer and Chief
                                                  Financial Officer